CORPORATE OVERVIEW October, 2025 ®

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, , including statements regarding the estimated market for our product candidates, if approved, our development plans, our preclinical and clinical results and other future conditions, including our cash runway, and the safety, efficacy, and regulatory and clinical design or progress, potential regulatory submissions, approvals and timing thereof of any of our product candidates. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) the timing of and our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) the potential addressable market sizes for product candidates. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and our other filings with the Securities and Exchange Commission . Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward Looking Statements

3 4 4 2 2028 Positioned to bring innovation to patients with CNS disorders Assets in late stage Clinical readouts in next 4 quarters Discovery platforms to optimize drug development Cash runway into

4 GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans applying an agile way of working PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need Four pillars guide how we develop medicines

Two platforms to generate optimized therapies

Cerebrum™

SMALL MOLECULE PLATFORM

Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies

MOLECULE	INDICATION	MECHANISM
ulixacaltamide	Essential Tremor	T-type calcium channel modulator
vormatrigine	Focal Onset Seizures & Generalized Epilepsy	Sodium channel functional state modulator for broad use
relutrigine*	DEE	Sodium channel functional state modulator for pediatric use
PRAX-020^	KCNT1 Epilepsy	KCNT1 specific inhibitor
PRAX-050	Movement Disorders	Not disclosed

Solidus™

ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM

Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

MOLECULE	INDICATION	MECHANISM
elsunersen*	SCN2A DEE	Gapmer ASO
PRAX-080	PCDH19 DEE	Gapmer ASO
PRAX-090	SYNGAP1 DEE	Splice switching ASO
PRAX-100	SCN2A Autism	Undisclosed mechanism ASO

* Relutrigine has received Breakthrough Therapy Designation (BTD), Orphan Drug Designation (ODD) and Rare Pediatric Disease (RPD) designation from the FDA, and ODD from the European Medicines Agency (EMA) for the treatment of SCN2A and SCN8A-DEE and RPD designation for Dravet Syndrome

^ PRAX-020 (KCNT1) has been licensed to UCB

** Elsunersen has received ODD and RPD designation from the FDA, and ODD and PRIME designations from the EMA for the treatment of SCN2A GoF

DEE=developmental & epileptic encephalopathy, GoF=gain-of-function, LoF=loss-of-function, PRIME=Priority Medicines

PRAXIS 5

Praxis pipeline and upcoming catalysts

	PROGRAM	PRE CLINICAL	PHASE ONE	PHASE TWO	PHASE THREE	UPCOMING CATALYST
Cerebrum™ SMALL MOLECULE PLATFORM	**Vormatrigine Focal Onset Seizures & Generalized Epilepsy**					
	EMPOWER observational study					Ongoing
	RADIANT Phase 2					Full cohort topline results Q4 2025
	POWER1 Phase 2/3					Finalize study in Q4 2025
	POWER2 Phase 2/3					Complete enrollment 2026
	POWER3 Monotherapy					Initiate 1H 2026
	Relutrigine DEEs					
	EMBOLD Cohort 2 SCN2A GoF and SCN8A					1H 2026 topline results, 2026 NDA filing
	EMERALD Broad DEEs					Complete enrollment in 2026
	PRAX-020 KCNT1*					
	Ulixacaltamide Essential Tremor					
	ESSENTIAL3 Study 1 placebo controlled					Pre-NDA meeting with FDA
	ESSENTIAL3 Study 2 randomized withdrawal					
Solidus™ ASO PLATFORM	**Elsunersen SCN2A GoF**					
	EMBRAVE Phase 1/2					Topline results in 1H26
	EMBRAVE3 Registrational					Complete enrollment in 2026
	PRAX-080 PCDH19					Candidate declaration by year-end 2025
	PRAX-090 SYNGAP1					Candidate declaration by year-end 2025
	PRAX-100 SCN2A LoF					Candidate declaration by mid-2025

*PRAX-020 (KCNT1) has been licensed to UCB

PRAXIS 6

MOVEMENT DISORDERS: Ulixacaltamide

8 No specific drugs developed for ET currently approved An estimated 7 million people in the U.S. live with ET

Surveys of >400 ET patients across the US highlight ongoing hidden burden of ET and associated challenges in managing everyday life

ET burden has a profound impact on daily activities

UP TO 80% of patients with ET reported needing to adjust how they complete daily tasks due to their symptoms

TOP CHALLENGES:

- working / attending social events
- writing
- drinking from a glass

Patients with ET experience high psychosocial burden

Nearly all patients with ET experience a level of psychosocial burden, with many reporting feeling:

- hopeless
- ashamed
- worried
- frustrated
- sad

ET is inadequately managed and undertreated

UP TO 77% of patients do not feel their ET symptoms are manageable with current treatments

UP TO 50% of patients are not receiving treatment for their ET

Praxis data on file. The Essential Tremor Patient Research was conducted by Fuel Insights (www.fuelinsights.com) from June-July 2024. Two separate surveys were completed online and included 150 US adults living with ET and a further 261 US adults living with ET who were pre-screened, but did not qualify, for the Essential3 study (https://essential3study.com/)

PRAXIS 9

10 US neurologists emphasize the need for more effective treatments and the importance of patient-physician dialogue in ET Praxis data on file. The Essential Tremor HCP Research was conducted by Fuel Insights (www.fuelinsights.com) in April 2024. The survey was fielded at the American Academy of Neurology meeting and included 152 neurologists who treat ET in the US, and who were primarily affiliated with academic centers. of neurologists reported mental and emotional challenges among the top three challenges for their ET patients of patients seen by neurologists are not receiving treatment of neurologists stated their patients’ descriptions of their ET symptoms and impact on daily activities influence treatment decisions of neurologist visits are for patients seeking ET treatment of neurologists rarely refer ET patients for specialist management >90% ET burden has a profound impact on daily activities Patients with ET experience high psychosocial burden ET is inadequately managed and undertreated 60% 85% 40% NEARLY 1/2

11 Precision modulation of tremor circuits through T-type calcium channel modulation Targeting T-type Ca²⁺ channels offers circuit-level normalization Aberrant T-type calcium channel activity in the cerebello- thalamo-cortical circuit drives essential tremor Images from Matthews et al. Ann Clin Transl Neurol. 2023

Essential3 is the First Successful Program in Essential Tremor

Several important clinical questions answered successfully and support NDA filing

Clinical Questions of Essential3

Hypothesis 1
Study 1
Parallel-group design (PD)

How do patients compare between ulixacaltamide and placebo after 56 days of intervention in the PD study?

Hypothesis 2
Study 2
Blinded Stable-responder, randomized withdrawal design (RW)

For patients exposed to ulixacaltamide in the RW study who improved by at least 3 points in the mADL11 scale, which proportion maintains response after randomization staying on ulixacaltamide compared to placebo?

Hypothesis 3
Studies 1+2 Ulixa / Study 1 PBO

How does the combined group of patients receiving ulixacaltamide in both studies (PD and RW) compare to placebo patients from the PD study after 56 days of intervention?

Hypothesis 4
Study 2 Ulixa / Study 1 PBO

How do patients receiving ulixacaltamide in the RW study compare to placebo patients from the PD study after 56 days of intervention?

Study Outcomes

First positive Phase 3 program for a drug in Essential Tremor

Both studies in the Essential3 Program met their primary endpoints

Generally well tolerated, with no drug-related SAEs

Pre-NDA meeting with the FDA in Q4 2015

PRAXIS 12

13 Essential3: An ambitious and innovative Phase 3 program Blinded randomization 2:1 (Study 1: Study 2) occurred following completion of screening Blinded randomization 1:1 (Ulixacaltamide: Placebo) for treatment arm allocation in Study 1 and for treatment arm allocation of Responders into the randomized withdrawal phase in Study 2 STUDY 1: PLACEBO-CONTROLLED PARALLEL GROUP STUDY Ulixacaltamide n=199 (mITT) Placebo n=233 (mITT) STUDY 2: RANDOMIZED-WITHDRAWAL STUDY Ulixacaltamide n=147 Randomization of Responders N=80 Ulixacaltamide n=40 Placebo n=40 BLINDED LEAD-IN 8 WEEKS RW: 4 WEEKS 12 WEEKS R 2:1 N = 473 Randomized N = 238 Randomized R 1:1

14 Study 1 Baseline demographics - mITT ULIXACALTAMIDE (N = 199) PLACEBO (N = 233) Age, Mean (SD) 67.9 (9.1) 68.9 (8.1) Gender, Male/Female % 57.3% / 42.7% 56.7% / 43.3% Race, White/Other % 98.5% / 1.5% 95.7% / 4.3% Years since ET Onset, Mean (Median) 29.8 (26.0) 31.1 (27.0) ET symptoms worsened over past 3 years, Yes % 188 (94.5%) 216 (92.7%) Currently on ET Medication, Yes % Currently on Propranolol, Yes % 44.2% 35.7% 48.1% 36.5% Family History of ET, Yes/No/Unknown % 71.9% / 20.6% / 7.5% 72.1% / 19.7% / 8.2% Presence of Intention Tremor, Yes % 65.3% 66.1% mADL11, Mean (SD) 18.5 (2.4) 18.4 (2.4) Patient Global Impression – Severity, Mean (SD) 3.0 (0.7) 2.9 (0.7) Clinician Global Impression –Severity, Mean (SD) 4.0 (0.6) 4.0 (0.6)

Study 1 - Primary and all key secondary efficacy endpoints met



Primary Endpoint
mADL11 CFB to Day 56
ULIXACALTAMIDE (n=199)
PLACEBO (n=233)
-4.3
-1.7
p < 0.0001



Ulixacaltamide vs Placebo — mITT
Endpoint (Placebo | Ulixacaltamide)
LSM (95% CI)
mADL11
Change from baseline to Day 56 (229 | 160)
2.6 (1.5 to 3.6)
Rate of Disease Improvement
mADL11 Rate of Change (233 | 199)
2.3 (1.4 to 3.1)
-3
-2
-1
1
2
3
-0.75
-0.5
-0.25
0.25
0.5
0.75
PGI-C
PGI-C at Day 56 (213 | 151)
0.6 (0.4 to 0.8)
CGI-S
Change from baseline to Day 56 (221 | 155)
0.3 (0.1 to 0.5)
Favors Placebo
Favors Ulixacaltamide

LS means for the mADL11 were estimated using a mixed model for repeated measures with treatment group, visit (categorical), treatment-by-visit interaction, randomization strata (IT status, propranolol use, family history of ET), and baseline mADL11 score as fixed effects; subject was a random effect with an unstructured covariance matrix. Sensitivity to missingness was done with a pre-specified delta-adjusted tipping-point analysis which remained statistically significant at the maximum pre-specified shift ($\Delta = 2.5$; $p = 0.0026$), exceeding the ~½ SD robustness criterion of Ratitch et al. (2013) and confirming strong resilience of the primary endpoint to non-MAR assumptions.

PRAXIS 15

16 Study 1 - Rapid and consistent response over 12 weeks

17 Study 1 efficacy – Robust response across subgroups

Study 1 Efficacy remains significant under extreme scenarios

Ulixacaltamide vs Placebo — (Primary + Sensitivity Analyses)


mADL11
LSM (95% CI)
Primary: Change from baseline to Day 56
2.6 (1.5 to 3.6)
Pre-specified mITT Tipping point (Δ=2.5)
1.6 (0.6 to 2.7)
JTR Imputation ANCOVA (ITT)
1.8 (0.8 to 2.8)
JTR Imputation MMRM (ITT)
1.8 (0.9 to 2.8)
Favors Placebo
Favors Ulixacaltamide

LS means for the mADL11 were estimated using a mixed model for repeated measures with treatment group, visit (categorical), treatment-by-visit interaction, randomization strata (IT status, propranolol use, family history of ET), and baseline mADL11 score as fixed effects; subject was a random effect with an unstructured covariance matrix. Sensitivity to missingness was done with a pre-specified delta-adjusted tipping-point analysis which remained statistically significant at the maximum pre-specified shift (Δ = 2.5; p = 0.0026), exceeding the ~½ SD robustness criterion of Ratitch et al. (2013) and confirming strong resilience of the primary endpoint to non-MAR assumptions. Jump to reference (JTR) sensitivity conducted using the ITT population with both the MMRM and ANCOVA models.

PRAXIS 18

Study 1 –Clinical meaningfulness with mADL11 and ADL


Primary Endpoint
mADL11 CFB to Day 56
ULIXACALTAMIDE
(n=199)
PLACEBO
(n=233)
-4.3
-1.7
p < 0.0001


ADL CFB to Day 56
ULIXACALTAMIDE
(n=199)
PLACEBO
(n=233)
-5.5
-2.1
p < 0.0001

LS means for the mADL11 were estimated using a mixed model for repeated measures with treatment group, visit (categorical), treatment-by-visit interaction, randomization strata (IT status, propranolol use, family history of ET), and baseline mADL11 score as fixed effects; subject was a random effect with an unstructured covariance matrix. Sensitivity to missingness was done with a pre-specified delta-adjusted tipping-point analysis which remained statistically significant at the maximum pre-specified shift ($\Delta = 2.5$; $p = 0.0026$), exceeding the ~½ SD robustness criterion of Ratitch et al. (2013) and confirming strong resilience of the primary endpoint to non-MAR assumptions.

PRAXIS 19

20 Study 2 – RW baseline demographics – stable-responders BLINDED LEAD-IN ULIXACALTAMIDE ULIXACALTAMIDE STABLE RESPONDERS Age, Mean (SD) 67.9 (7.9) 67.3 (8.4) Gender, Male/Female % 51.8% / 48.2% 55.0% / 45.0% Race, White/Other % 96.3% / 3.7% 95.0% / 5.0% Years since ET Onset, Mean (Median) 28.7 (25.0) 28.5 (24.5) ET symptoms worsened over past 3 years, Yes % 95.8% 93.8% Currently on ET Medications, Yes % Currently on Propranolol, Yes % 42.4% 34.6% 41.3% 38.8% Family History of ET, Yes/No/Unknown % 73.3% / 22.0% / 4.7% 76.3% / 18.8% / 5.0% Presence of Intention Tremor, Yes % 63.9% 53.75% mADL11, Mean (SD) 19.0 (2.5) 10.6 (4.8) Patient Global Impression – Severity, Mean (SD) 3.0 (0.7) 1.2 (0.6) Clinician Global Impression – Severity, Mean (SD) 4.0 (0.7) 3.1 (0.9)

21 Study 2 efficacy - Primary and first secondary endpoint met 55% 33% p=0.037 ULIXACALTAMIDE (n=40) PLACEBO (n=40) OR=2.7 (1.06-6.92) For primary endpoint, odds ratio, 95% confidence interval, and p-value were obtained from a logistic regression model including treatment group as the main effect and randomization strata (IT status, propranolol use, and family history of ET) as fixed effects. Primary Endpoint % Maintain Response

22 -4.3 -1.7 p < 0.0001 ULIXACALTAMIDE (n=390) PLACEBO (n=233) Primary Endpoint mADL11 CFB to Day 56 Hypothesis 3– Day 56 Parallel-group combined efficacy analysis

23 -4.2 -1.7 p < 0.0001 ULIXACALTAMIDE (n=191) PLACEBO (n=233) Primary Endpoint mADL11 CFB to Day 56 Hypothesis 4– Day 56 Parallel-group combined efficacy analysis

24 • No change in overall safety profile and no new signals identified • Most common TEAEs (≥10%) in participants treated with ulixacaltamide were constipation, dizziness, euphoric mood, brain fog, headache, paraesthesia and insomnia. • Discontinuations were primarily due to AEs, with most common due to dizziness and brain fog • Majority of TEAEs were mild to moderate in severity • No SAEs related to ulixacaltamide Safety across studies remains consistent

25 Essential3 Program: Study 1 and Study 2 disposition Study 1 Enrolled/ITT: All randomized participants Study 2 Enrolled: All randomized participants Safety: All participants who received at least one dose of study drug Study 1 mITT: All randomized participants who received at least one dose and had at least one post-baseline efficacy assessment Study 2 mITT/Stable responders: Participants with an average improvement of three or more points in mADL11 at Days 49–56, received at least one dose in RW and one post RW baseline efficacy assessment Non-stable responders: Participants at Day 56 who did not meet the criteria for Responders DISPOSITION STUDY 2DISPOSITION STUDY 1 POPULATIONS OVERALL Enrolled 238 (100%) Population at Day 56 147 (61.8%) Stable Responders (mITT) 80 (54.4%) Non-stable responders 67 (45.6%) POPULATIONS ULIXACALTAMIDE PLACEBO Enrolled/ITT 236 (100%) 237 (100%) Safety 233 (98.7%) 234 (98.7%) mITT 199 (84.3%) 233 (98.3%)

26 Safety population – Overview of AEs OVERVIEW OF ADVERSE EVENTS STUDY 1 STUDY 2 ULIXACALTAMIDE (N = 233) PLACEBO (N = 234) ULIXACALTAMIDE (N = 231) Participants with any TEAE 221 (94.9%) 177 (75.6%) 209 (90.5%) Participants with: Mild TEAEs 98 (42.0%) 89 (38.0%) 87 (37.7%) Moderate TEAEs 109 (46.8%) 78 (33.3%) 105 (45.5%) Severe TEAEs 14 (6.0%) 10 (4.3%) 17 (7.4%) Participants with any SAE* 2 (0.86%) 8 (3.4%) 4 (1.73%) Participants with drug-related TEAEs leading to discontinuation 63 (27.0%) 4 (1.7%) 65 (28.1%) Discontinued from the study 83 (35.6%) 13 (5.6%) 88 (38.1%) *none related to study drug

27 Safety population - Most common TEAEs TREATMENT EMERGENT ADVERSE EVENTS ≥10% OF PATIENTS STUDY 1 STUDY 2 Preferred Term ULIXACALTAMIDE (N = 233) PLACEBO (N = 234) ULIXACALTAMIDE (N = 231) Constipation 57 (24.5%) 16 (6.84%) 68 (29.4%) Dizziness 56 (24.0%) 27 (11.5%) 59 (25.5%) Euphoric mood 30 (12.9%) 3 (1.28%) 15 (6.5%) Brain fog 27 (11.6%) 8 (3.42%) 44 (19.0%) Paraesthesia 23 (9.87%) 5 (2.14%) 27 (11.7%) Fatigue 22 (9.44%) 26 (11.1%) 22 (9.52%) Headache 19 (8.15%) 20 (8.55%) 29 (12.6%) Insomnia 18 (7.73%) 9 (3.85%) 27 (11.7%)

EPILEPSY

The Praxis Epilepsy portfolio targets significant unmet need and market opportunity in the common and rare epilepsy markets

Program	US Prevalence	US Market Opportunity
Vormatrigine Sodium channel modulator	**3.5M** Common Epilepsy	**>$2.5B**
Relutrigine Sodium channel modulator	**>200k** Developmental Epilepsies with high seizure burden using sodium channel blockers*	**>$3B**
Elsunersen Gapmer ASO	**~2K SCN2A** Genetically typified Developmental Epilepsies	**>$500M**

*Poke G, Stanley J, Scheffer IE, Sadleir LG. Epidemiology of Developmental and Epileptic Encephalopathy and of Intellectual Disability and Epilepsy in Children

PRAXIS 29

30 Focal epilepsy is a serious medical condition with inadequate therapeutic options impacting approximately 3M patients in the US 1. Praxis Claims Analysis on File 2024. FOS patient cohort (n = 440k) ASM: Anti-Seizure Medication Patients need a new therapy: • That is tolerable so they adhere and can maintain Quality of Life • That is fast acting, simple to take and durable • That stops ASM cycling 63% of patients require multiple ASMs1 Epilepsy is a chronic neurological disorder that affects all age groups, causing life-threatening seizures

31 Vormatrigine is poised to quickly transform the epilepsy landscape Sources: -AAN 2023 Poster - PRAX-628: A Novel Sodium Channel Blocker with Greater Potency and Activity Dependence Compared to Standard of Care; Kahlig, K., Chapman, M., Petrou, S. -AAN 2024 Poster - First-in-human Phase 1 Clinical Trial Evaluating the Safety, Tolerability, Pharmacokinetics and Food Effect of Vormatrigine in Healthy Participants; Hansen, K.; Frizzo, S., Jacotin, H., Patel, D., Epstein, N., Patel, A., Sun, H., Petrou, S., Souza, M. Once daily dose, fast acting No need to be taken with food or require dietary changes No expected restrictions with co- administration with other ASMs or common contraceptive agents Best-in-disease efficacy in the RADIANT study Superior Efficacy Ease of Administration Ideal Tolerability and Limited DDIs

32 Vormatrigine development program to demonstrate efficacy and bring an improved therapy to focal and generalized epilepsy patients Registry to help epilepsy patients track their seizures POWER1 pivotal study Evaluate efficacy, safety and extensive PK in broader epilepsy patients EMPOWER POWER1 POWER2 RADIANT POWER3 PPR POWER3 study evaluating Vormatrigine as a single agent POC in epilepsy patients OBJECTIVE 1H 2024 2H 2024 1H 2025 2H 2025 1H 2026 POWER2 pivotal study

33 Proven recruitment engine -> scalable across the ENERGY program Best-in-disease efficacy Full dataset for focal and generalized expected by Q4 ~75 patients* Foundation of the safety database and generalized proof-of- concept 61 patients dosed to date**99 Patients Screened RADIANT study: Best-in-class execution in epilepsy First cohort data shared in August 2025 * Includes patients currently in screening ** First cohort ss of July 25, 2025 cut-off 37 patients included in August 2025 readout

34 • 8-week RADIANT results de-risks efficacy for POWER1 and POWER2 12- week studies • Full cohort for RADIANT, including generalized patients, to be shared at 2025 AES RADIANT Phase 2 study showed disease-leading efficacy 8-week study with focal patients showed a 56% median seizure reduction from baseline 1. Results from Radiant cohort1 study results shared August 4, 2025 Criteria RADIANT Cohort 1 Results1 Speed and durability of response 54% of patients had >50% seizure (response) in the first week and 67% of patients had response by week 8 Efficacy with other ASMs Patients were on an average of 2.2 ASMs 55% of patients on best approved drug (Cenobamate) had response Seizure freedom 14% of patients were seizure free for entire 8 weeks and 22% were seizure free over the last 4 weeks Safety & tolerability 52% with AEs, mostly mild/moderate and resolved 6 patients down-titrated background ASMs

35 First cohort of RADIANT provides confidence and opportunity for ENERGY program Radiant cohort 1 results De-risks the 12-week pivotal POWER-1 and POWER-2 studies Full cohort for RADIANT to be shared at AES in December, including generalized patients • Can support go/no-go for generalized pivotal study • ~500k generalized patients in the US Confirmed adding 40mg arm to POWER2 study

36 Pivotal POWER1 study completing end of 2025, POWER2 enrollment complete 2H 2026 6 weeks, 30mg 12 weeks placebo • Screening • Observation • Randomization Safety Follow-up • Both studies expected to support NDA submission • Range of doses in POWER2 based off PK/PD analysis to optimize efficacy opportunity 6 weeks, 20 mg, QD 6 weeks, 30 mg, QD Open Label Extension or POWER2, n= ~400 Observation period 20 mg Placebo Safety Follow-up Open-label Extension or30 mg 40 mg 12 weeks, QD POWER1, n= ~250 QD: Once-daily dosing

37 • Key study aspects: • Refractory epilepsy with 1-2 current ASMs • Initiate vormatrigine while titrating off current regimen over 4 weeks • Details to follow after protocol finalization POWER3 designed to demonstrate the potential of vormatrigine as a stand-alone agent, expect to initiate 1H 2026 • Screening • Observation Vormatrigine monotherapy Monotherapy conversion Safety Follow-up Open-label Extension or

Relutrigine: Potential for class leading efficacy and tolerability

Relutrigine

Oral suspension, no titration, once daily administration

Formulated for pediatric use

Small molecule

Functional state modulator

Superior selectivity for hyperactive Na_V channels, a known cause of seizure manifestation in all DEEs regardless of etiology

Demonstrated robust seizure reduction and unprecedented seizure-freedom per 28-day period

Generally well-tolerated with mostly mild to moderate AEs, no drug-related SAEs and no relutrigine dose reduction required

Three rare pediatric drug designations for SCN1A (Dravet Syndrome), SCN2A DEE and SCN8A DEE

AE=adverse event, DEE=developmental & epileptic encephalopathy, NaV=voltage-gated sodium channel, SAE=serious adverse event

PRAXIS 38

Differentiated profile enabling wide therapeutic index

Tolerability-Supporting Current
- Physiological (Tonic) Sodium Current
- Maintains normal neuronal function
- Inhibition leads to side effects

Pathological Excitability Currents
- Currents:
  - Persistent
  - Voltage
  - Use-dependent
- Promote hyperexcitability
- Inhibition drives anti-seizure efficacy


BALANCING EFFICACY AND TOLERABILITY IN EPILEPSY: SELECTIVE SODIUM CHANNEL INHIBITION PROFILES
Concentration to achieve 50% inhibition, µM)
.1
1
10
100
1000
efficacy
tolerability
potency
Relutrigine
Carbamazepine
Lamotrigine

Wide margin between blocking tonic and excitability enhancing currents

Narrow margin between blocking tonic and excitability enhancing currents

Praxis data on file

hNav=human voltage-gated sodium channel, µM = micromolar, TI=therapeutic index

PRAXIS 39

Relutrigine's potential for broad applicability across multiple etiologies

- All genetically driven DEEs result in hyperactivation of sodium channels, manifesting in epilepsy syndromes
- Relutrigine's mechanism of action targets hyperactive NaV channels addressing the neuronal hyperexcitability driving seizures
- Targeting the root cause of DEE symptomology allows for broad use of relutrigine not seen in other therapies before

MOST SEIZURE ETIOLOGIES CONVERGE AT SODIUM CHANNELS*



SEIZURE DRIVER
UPSTREAM
DOWNSTREAM
MECP2
SYNGAP1
KCNC1
PCDH19
CDKL5
KCNH1
Other
HCN1
TSC
KCNQ2
KCNA1
SCN1A
SCN2A
SCN8A
Sodium channels

*Illustrative etiologies, not limited by examples shown
DEE=developmental & epileptic encephalopathy, NaV=voltage-gated sodium channel

PRAXIS 40

Consistent efficacy in diverse number of DEE models

DEE Model	Relutrigine and Analogs
Scn2a^{R1882Q}	
Scn2a^{Q54}	
Scn8a$^{N1768D/+}$	
Scn1a$^{+/-}$ Dravet	
scn1Lab (fish) Dravet	
Kcnh1^{R357Q}	
Kcnc1$^{R320H/+}$	
Kcnq2$^{K556E/+}$	
Kcna1$^{T401I/+}$	
Hcn1$^{M294L/+}$	

1. Effect in 2A/8A epilepsy models

2. Effect in Dravet (1A) epilepsy models

3. Effect in non-sodium channel epilepsy models

Praxis data on file, Anderson LL, et al. Epilepsia. 2014;55(5):1274-83., Baker EM, et al. Epilepsia. 2018;59(60):1166-76.; Anderson LL, et al. Sci Rep. 2017;7(1):1682., Johnson JP, et al. Elife. 2022:11:e72468., Hawkins NA, et al. Ann Clin Transl Neurol. 2017;4(5):326-339., Bleakley LE, et al. Epilepsia. 2023;64(1):e1-e8., Merseburg A, et al. Elife. 2022:11:e70826., Prof Kearney Lab 2025.

PRAXIS 41

Current US DEE market is over 200,000 patients

Expected to increase in coming years as care and diagnosis improve



Other
TSC
Dravet
PCDH19
Dup15Q
STXBP1
KCNQ2
SCN8A
SCN2A
CDKL5
Rett Syndrome
LGS

- **Different levels of severity along the disease spectrum**
- **Opportunity for multiple approaches to address unmet need**

EMERALD study expected to provide evidence to support a broad label

Poke G, et al. Neurology. 2023;100(13)e.1363-75., Lopez-Rivera JA, et al. Brain.2020;143(4):1099-1105., Wu YW, et al. Pedatrics.2015;136(5):e1310-15., Scheffer IE, et al. Nat Rev Dis Primers.2024;10(61)1-19., LGS Foundation. "How Many People Have LGS?", Boston Children's Hospital. "Tuberous Sclerosis Complex (TSC).", SCN8A Alliance. "What Is SCN8A?", Stoke Therapeutics. "SYNGAP1", Roche. "Dup15q Syndrome Clinical Trials,", Angelman Syndrome Foundation. "What Is Angelman Syndrome?", Acadia Pharmaceuticals Inc. "Rett Syndrome Overview.", The Cute Syndrome Foundation. "PCDH19 Epilepsy Overview", FamilieSCN2A Foundation. "SCN2A-Related Autism."

DEE=developmental & epileptic encephalopathy, LGS=lennox gastaut syndrome, TSC=tuberous sclerosis complex

PRAXIS 42

43 KEY ENDPOINTS: • Incidence and severity of treatment- emergent adverse events (TEAEs) • Change from baseline in monthly motor seizure frequency • Length of seizure freedom achieved over a 28-day period • Clinical and Caregiver Global Impression of Improvement and Severity EMBOLD Cohort1 study design: controlled trial targeting DEE seizure burden in patients receiving standard of care ASMs ClinicalTrials.gov Identifier: NCT05818553. https://clinicaltrials.gov/ct2/show/NCT05818553 DOUBLE-BLIND TREATMENT PERIOD (4 x 4-week periods  16 WEEKS) Relutrigine 1:1 Randomization and Baseline N=16 (SCN2A GoF /SCN8A) OLE TREATMENT PERIOD Relutrigine for 4 x 4 weeks 0.5 mg/kg/day Placebo for 1 x 4 weeks Relutrigine for 3 x 4 weeks* 0.5 mg/kg/day ASM=anti-seizure medication, QD=daily

44 -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% 0 1 2 3 4 5 8 11 M ed ia n Se iz ur e Re du ct io n Months of exposure • *Inclusive of open-label extension period as of April 24, 2025 • Praxis Data on File • AE=adverse event, SAE=serious adverse event, SOC = standard of care EMBOLD Cohort 1 results: sustained seizure reduction with continued exposure on top of SOC % SEIZURE REDUCTION BY TIME EXPOSED TO RELUTRIGINE 70% of patients were at stable doses of Sodium Channel Blockers at baseline AEs were mostly mild to moderate No drug-related SAEs No dose reduction of relutrigine required

45 EMBOLD Cohort 1 results: sustained seizure-free periods reflect both clinical and daily life improvements *Inclusive of open-label extension period at data cutoff as of April 24, 2025 Praxis Data on File 3 3 26 35 43 50 55 63 67 0 10 20 30 40 50 60 70 80 Relutrigine arm Placebo arm Month 1 Month 2 Month 3 Month 4 Month 5 Month 8 Month 11 Se iz ur e Fr ee D ay s MEAN OF LONGEST PERIOD WITHOUT SEIZURES BASELINE RELUTRIGINE EXPOSURE

46 Relutrigine treatment led to disease modifying impact Meaningful gains in overall well-being of patients, despite severity and historical lack of improvement with available treatments Clinical Global Impression of Improvement and Caregiver Global Impression of Improvement assessed at Week-16 visit 57% 71% 43% 29% 69% 62% 31% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% Alertness Seizure Severity and Intensity Communication Disruptive Behavior Clinician Caregiver % of patients showing improvement in the CGI-I and CgGI-I domains

EMBOLD Cohort 2 is designed as a pivotal study to confirm relutrigine's efficacy



DOUBLE-BLIND TREATMENT PERIOD
(4 x 4-week periods → 16 WEEKS)
1:1
Randomization
and Baseline
N=80
(SCN2A GoF
/SCN8A)
Relutrigine for 4 x 4 weeks
1 mg/kg/day
Placebo for 1 x 4 weeks
Relutrigine for 3 x 4 weeks
1 mg/kg/day
OLE
TREATMENT
PERIOD
Relutrigine

KEY ENDPOINTS:

- **Change from baseline in monthly motor seizure frequency**
- **Length of seizure freedom achieved over a 28-day period**
- **Incidence and severity of treatment-emergent adverse events (TEAEs)**
- **Clinical and Caregiver Global Impression of Improvement and Severity**

ClinicalTrials.gov Identifier: NCT05818553. https://clinicaltrials.gov/ct2/show/NCT05818553
ASM=anti-seizure medication, QD=daily

EMBOLD
PRAXIS 47

48 Relutrigine’s clinical profile expanding with EMERALD study Large, unmet needBroad biologic rationale Clinical proof of concept data

EMERALD targets phenotypic DEEs, regardless of etiology


DOUBLE-BLIND TREATMENT PERIOD
16 WEEKS
1:1
Randomization
N=160
Relutrigine
1 mg/kg/day
Placebo
OLE
TREATMENT

Primary Endpoint:

Change from baseline in monthly motor seizure frequency

Key Inclusion Criteria

- Ages ≥2 and ≤65 years
- Has a documented diagnosis of a developmental and epileptic encephalopathy in childhood
- Has 4 or more countable motor seizures during the 28-day observation period

Treatment

- Relutrigine or matching placebo 1mg/kg/day. At day 35, the dose may be escalated to 1.5 mg/kg/day

EMERALD PRAXIS 49

50 Designed to selectively decrease SCN2A gene expression Significant reduction in seizures achieved in SCN2A GoF patients No adverse events related to the study were considered treatment-emergent or serious Orphan Drug Designation (ODD) and Rare Pediatric Disease (RPD) designation from the FDA, and ODD and PRIME designations from the EMA Elsunersen is the first drug designed for SCN2A GoF DEE ELSUNERSEN SCN2A GoF INTRATHECAL ANTISENSE OLIGONUCLEOTIDE (ASO) DEE=developmental & epileptic encephalopathy, GoF=gain-of-function, PRIME= Priority Medicines

Precision targeting of SCN2A GoF patients positions elsunersen as a potential disease-modifying therapy

DISEASE STATE: EXCESSIVE SCN2A ACTIVITY



Na⁺
SCN2A
Translation
mRNA
Transcription
Cytoplasm
Nucleus

- SCN2A mutation leads to hyperactive $Na_V1.2$ sodium channels
- Hyperactive channels leads to an increased ion flow leading to seizure

ASO TREATED: NORMALIZED SCN2A ACTIVITY



Na⁺
SCN2A
Translation
Cleavage
Activation of RNAse H
Activation of RNAse H
ASO
Cleavage
elsunersen

- Elsunersen selectively interacts with SCN2A mRNA causing RNase H1 mediated degradation
- The number of SCN2A sodium channels is reduced, which normalizes ion flow and reduces seizure activity

ASO=antisense oligonucleotide, DEE=developmental & epileptic encephalopathy, Na_V=voltage-gated sodium channel

PRAXIS 51

EMBRAVE Part 1 showed clinically meaningful seizure reduction in SCN2A GoF patients


Baseline
N=4
Elsunersen 1 mg every 4 weeks for 16 weeks
OPEN LABEL EXTENSION
Elsunersen


OVERALL % REDUCTION IN SEIZURES FROM 28-DAY BASELINE (N=4)
Improvement
-39%
-43%
Mean
Median


OVERALL RELATIVE % INCREASE IN SEIZURE-FREE DAYS FROM 28-DAY BASELINE (N=4)
Improvement
52%
48%
Mean
Median

KEY ENDPOINTS:

- **Incidence and severity of treatment-emergent adverse events (TEAEs)**
- **Change from baseline in monthly (28-day) motor seizure frequency**

SAFETY:

- **No TEAEs or SAEs considered related to study drug**
- **All TEAEs recovered/resolved**

EMBRAVE

Frizzo S, et al. EEC 2024, Praxis data on file., U.S. National Library of Medicine. Study of PRAX-222 in Pediatric Participants With SCN2A Developmental and Epileptic Encephalopathy (EMBRAVE). ClinicalTrials.gov Identifier: NCT05127564.
GoF=gain-of-function, SAE=serious adverse event

PRAXIS 52

Ongoing EMBRAVE Part A supports registrational package

Ages >2-18, n=8*



• 3:1 Randomization
Elsunersen 1 mg every 4 weeks for 24 weeks
Sham procedure every 4 weeks for 24 weeks
Open Label Extension

- **Starting dose of 1 mg with optional dose escalation up to 8 mg based on individual tolerability at each dose**
- **Topline results expected 1H 2026**

Key Inclusion criteria
• Documented SCN2A GoF variant with seizures prior to 3 months of age • Between the ages of 2 to ≤18 years at Screening • Seizure frequency of 8 or more countable motor seizures per 28-day during Baseline
Primary Endpoint
• Median percent change in monthly motor seizure frequency from baseline

EMBRAVE

PRAXIS 53

54 EMBRAVE3 registrational trial Cohort 1: ages >2-18 yrs (n=40) Sham procedure every 4 weeks for 24 weeks 1:1 Randomization Elsunersen 1 mg every 4 weeks for 24 weeks Open Label Extension Key Inclusion Criteria • Documented SCN2A GoF variant with seizures prior to 3 months of age • Between the ages of 0 to ≤18 years at Screening (ages 2-18 go to Cohort 1, 1-2 to Cohort 2, 0-1 to Cohort 3) • Seizure frequency of 4 or more countable motor seizures per 28-day during baseline Primary Endpoint • Median percent change in monthly motor seizure frequency from baseline

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